EXHIBIT 32.1

CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Phillip C. Thomas, Chief Executive Officer, and Michael R. Jorgensen, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The quarterly report on Form 10-QSB for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DOBI Medical International, Inc.

Dated May 16, 2005


                                                    /s/Phillip C. Thomas
                                                    ----------------------------
                                                    Phillip C. Thomas
                                                    Chief Executive Officer



                                                    /s/Michael R. Jorgensen
                                                    ----------------------------
                                                    Michael R. Jorgensen
                                                    Executive Vice President and
                                                    Chief Financial Officer